Corporate Overview September 2020 NASDAQ: GALT www.galectintherapeutics.com Exhibit 99.1

This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2020 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials and supporting CMC information may be impacted by COVID-19. We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2019, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements. Forward-looking statements

Overview NASH cirrhosis and belapectin NASH-CX results NASH-RX trial Summary Contents

Introduction by Joel Lewis

Conducting an adaptively-designed Phase 2b/3 trial of belapectin, a potent galectin-3 inhibitor, for the prevention of esophageal varices NASH cirrhosis (NASH-RX) First patient enrolled June 2020, first patient randomized August 2020 NASH market opportunity estimated to reach $35 - $40 billion/year by 2025* Efficacy observed in animal models and Phase 2b trial (NASH-CX) NASH-CX trial in patients with compensated cirrhosis and portal hypertension demonstrated that belapectin prevented the development of new esophageal varices in a population with a high degree of clinical unmet need with no available therapies and few in development Results of NASH-CX trial published in Gastroenterology (Chalasani, et. al. 2020) Belapectin has a robust IP portfolio (77+ granted and 27 pending patents) Composition of matter for complex carbohydrates and/or methods of use in treatment of fibrosis and other indications Patent applications filed for small molecule gal-3 inhibitors Experienced leadership * Deutsche Bank “NASH – the next big global epidemic in 10 years?” July 14, 2014 Galectin Overview

Strong, experienced management team



Joel Lewis, CEO and President

- Over 22 years of executive management experience: Uline, Inc.; Century America LLC; Deloitte & Touche
- Served on the Board of Directors since December 2017



Harold H. Shlevin, Ph.D., Former CEO and President, Consultant and Board Member

- Over 35 years of relevant experience
- Solvay Pharmaceuticals, CEO



Adam Allgood, Pharm D., Clinical Development

- Over 31 years experience in clinical development, medical affairs & regulatory processes.
- UCB Inc., Abbott Laboratories, Solvay Pharmaceuticals



Eli Zomer, PhD, Pharm Development

- Over 35 years of relevant experience: Koor Biotechnologies, Charm Sciences, Glycogenesis, HU Medical School (Jerusalem), and Harvard University



Pol F. Boudes, M.D.; Chief Medical Officer

- Over 25 years of experience in clinical drug development in immunology, endocrine, metabolic, orphan, and liver-related diseases, and he has contributed to the approval of multiple drugs, both in the US and globally, across a variety of therapeutic indications.
- Previous position was CMO of CymaBay Therapeutics



Jack W. Callicutt, CFO

- Over 28 years of relevant experience
- Reach Health, CFO,
- Vystar Corporation, CFO,
- Corautus Genetics, Deloitte



Rex Horton, VP Regulatory

- Over 29 years of experience; Director Regulatory Affairs at Solvay Pharmaceuticals and Chelsea Therapeutics; Georgia Institute of Technology
- Head of regulation, quality assurance and manufacturing

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© 2020 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Overview NASH cirrhosis and belapectin NASH-CX results NASH-RX trial Summary Contents

Galectin proteins’ ability to dimerize creates the opportunity for galectins to link glycoproteins and form a lattice structure on the cellular surface and to promote cell-cell and cell-matrix interactions Galectin-3 expression is up-regulated in established human fibrotic liver disease, and disruption of Galectin-3 can markedly reduce liver fibrosis (*) * Source: Henderson et al., PNAS, 2006. Central role of Gal-3 in multiple pathological processes Belapectin targets and disrupts the function of galectin-3, which plays a major role in the progression of fibrotic diseases

There is currently no treatment for NASH cirrhosis, a progressive disease that may result in liver failure and increased mortality

The majority of companies are focused on pre-cirrhotic NASH

Fatty Liver → NASH: Cell Death Inflammation Fibrosis →

Few companies with Phase 2/3 trials in NASH cirrhosis

Compensated cirrhosis		Decompensated cirrhosis
Stage 1	Stage 2	Stage 3 and 4
No varices 	*Varices develop* 	*Bleeding, ascites, encephalopathy* 
≥6	>10 Portal pressure (mmHg)	>12
Low one year mortality (1-3%)		~50% one year mortality

Unlike many companies in the NASH space, Galectin is focusing on the ***compensated cirrhotic*** patients

[1] *Garcia-Tsao, G., Friedman, S., Iredale, J., Prinzani, M. Hepatology. 2010;51:14451449*

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© 2020 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Overview NASH cirrhosis and belapectin NASH-CX results NASH-RX trial Summary Contents

NASH-CX was a randomized, double-blind, placebo-controlled phase 2b clinical trial that enrolled 162 NASH cirrhosis patients[1]

Phase 2b Trial design

Major inclusion criteria

- NASH cirrhosis (biopsy)
- HVPG[2] ≥ 6 mmHg
- No cirrhosis complications
- No or small varices (50:50)

Endpoints		Baseline	Week 54
Primary endpoint	Portal pressure: HVPG[2]	✓	✓
Secondary endpoints	Liver biopsy[3]	✓	✓
	Endoscopy (varices)	✓	✓
	Complications[4]	✓	✓

Dosing and administration

Every other week infusion x 26

Treatment	#Patients
Placebo	54
GR-MD-02 2 mg/kg/LBM	54
GR-MD-02 8 mg/kg/LBM	54

LBM – Lean Body Mass

[1] Subjects were enrolled across 36 sites in the US
[2] HVPG = Hepatic Venous Pressure Gradient
[3] Histologic staging & quantitative morphometry for collagen
[4] Liver-related complications (varices/bleeding, ascites, hepatic encephalopathy, liver-related death, or transplant)

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© 2020 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Placebo belapectin 2 mg/kg.LBM belapectin 8 mg/kg.LBM 13 9 8 10 11 12 n=33 Baseline Week 54 n=31 Baseline n=25 Week 54 n=23 n=23 Baseline n=22 Week 54 HVPG (mmHg) Statistically significant effect of 2 mg/kg.LBM dose on change in HVPG at baseline Mean Change from Baseline to Week 541 0.8 mmHg -1.08 mmHg p = 0.01 0.15 mmHg ns 1 ITT with LOCF, ANCOVA with LSD Mean ± SEM The belapectin 2 mg/kg.LBM group showed a statistically significant reduction in HVPG from baseline to week 54 for patients without varices

Trial hit a clinically relevant endpoint related to patient outcomes 1 Chi Square Percent New Varices Formation Placebo belapectin 2 mg/kg.LBM 6/33 0/25 p = 0.02 20 15 10 5 0 18% 0% Significantly fewer new varices developed in treatment groups versus placebo, and no patients in the 2 mg/kg.LBM treatment group developed new varices

Belapectin has demonstrated efficacy in a clinically meaningful endpoint where no current therapies exist

- **Portal hypertension (PH) is a critical, clinically important consequence of cirrhosis and responsible for the majority of associated complications**
  - Portal pressures of ≥10 mmHg (HVPG) are associated with increased risk of decompensation and mortality
- **For patients with compensated cirrhosis and PH without varices, there are no specific therapies indicated for reducing PH and/or directly treating the underlying liver disease**
  - Beta-blockers may improve outcomes in patients with portal hypertension and varices, but likely do not prevent development of varices/disease progression in early stage cirrhosis patients
  - Practice guidelines do not recommend beta-blockers for the prevention of esophageal varices
- **Belapectin was safe and well tolerated in NASH-CX trial**
  - Dropout rate of 6% suggests the drug was well tolerated and patients were adherent
- **Results of NASH-CX provide strong rationale for NASH-RX trial and selection of a primary endpoint of prevention of varices**

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Sources: AASLD Practice Guidelines, Garcia-Tsao et al. HEPATOLOGY, VOL. 65, NO. 1, 2017; La Mura et al. World J Hepatol 2015 April 8; 7(4): 688-695 Baveno guidelines; Ripoll et al. GASTROENTEROLOGY 2007;133:481–488; Brunt, Semin Liver Dis., 2004; 24; UpToDate; Cordon, World J Gastrointest Endosc., 2012 312-322

© 2020 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

NASH-CX is the first clinical trial to show positive results in compensated NASH cirrhosis without esophageal varices Reduction of portal pressure in a relevant subgroup of patients Improvement in liver cell death, a key component of NASH Prevention of new esophageal varices Belapectin was safe and well-tolerated FDA indicated its support for progression to varices as a surrogate endpoint and progression to large varices (or to small varices with a weal) as a component of a composite clinical benefit endpoint The assessment of varices is part of Standard of Care and can easily be assessed with endoscopy 50% of cirrhotic NASH patients do not have varices when diagnosed Further awareness of NASH should increase the number of cirrhotic patients who will need varices prevention These results support advancement of the development program to Phase 3 Summary of NASH-CX trial

Overview NASH cirrhosis and belapectin NASH-CX results NASH-RX trial Summary Contents

NASH cirrhosis Patients with NASH cirrhosis have the greatest immediate medical need This population is not being addressed by most drug developers, who focus on the prevention of NASH cirrhosis using liver biopsies as an efficacy endpoint An innovative seamless, adaptive Phase 2b/3 clinical trial developed with leading NASH experts Progression to varices is a potential surrogate endpoint Progression to large varices is a component of a composite clinical endpoint NASH cirrhosis patients with portal hypertension are at risk of developing esophageal varices which may bleed and are then life-threatening Approximately 130 sites in 12 countries and 315 patients in Phase 2b portion of the trial before a planned interim analysis Adaptively Designed Phase 2b/3 NASH-RX Trial Overview

Belapectin Phase 2b/3 Adaptively Designed Trial

Screening → | 18-Month Phase 2b | 18-Month Phase 3

Key Eligibility Criteria:
1). Nash cirrhosis
2). No varices
3). CTP Scores <= 7
4). Portal hypertension, at least 2:
- *Thrombocytopenia*
- *Spleen ≥ 15cm*
- *Collaterals by imaging*

Belapectin 4 mg/kg LBM N = 105

N = 140 new patients

Belapectin 2 mg/kg LBM N = 105 | switch to 4 mg/kg LBM

Placebo N = 105

N = 70 new patients

Sample size re-estimation

Interim Analysis to Inform Phase 3
1° endpoint: development of new varices

Final Analysis

1° endpoint: development of new varices

2° endpoints:
- Proportion of patients with large varices or red wales
- Varices requiring treatment
- Hepatic decompensation events
- All-cause mortality
- MELD ≥ 15
- Liver transplant
- non-invasive biomarkers

© 2020 Galectin Therapeutics | NASDAQ: GALT
For more information, see galectintherapeutics.com

Galectin Phase 2b/3 trial – NASH-RX summary

Key clinical study milestones:

- First patient enrolled June 2020, first patient randomized August 2020
- Global study: overall ~500 patients, ~130+ sites, 12 countries in North America, Europe, Asia and Australia; First segment before Interim Analysis will be ~315 patients
- Recruitment period for phase 2b portion estimated: ~ 12 – 14 months
- Key inclusion criteria
  - NASH cirrhosis (baseline or historical liver biopsy)
  - Clinical sign of portal hypertension
  - No esophageal varices (esophago-gastro endoscopy)
- Interim analysis phase 2b expected ~Q2 2023

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© 2020 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Primary Endpoint Development of new varices Secondary Endpoints Proportion of patients with large varices or red wales Varices requiring treatment Decompensation events All-cause mortality MELD ≥ 15 in patients with baseline MELD<12 Liver transplant Biomarkers Informs Phase 4 features – sizing, duration NASH-RX: End of Phase 2b or 3 Accelerated approval application

Overview NASH cirrhosis and belapectin NASH-CX results NASH-RX trial Summary Contents

NASH Cirrhosis is a major unmet medical need with a large potential market NASH-CX trial is first positive phase 2 clinical data in a subset of patients without esophageal varices Belapectin was safe and well-tolerated and improved portal pressure and reduced development of varices GALT is competitively well positioned in the industry Large, experienced global CRO conducting the NASH-RX trial Phase 3 study: First Patient enrolled June 2020; Interim Analysis Data analysis expected Q2 2023 Combination cancer immunotherapy (Providence Cancer Institute) Galectin-3 important in cancer immunity with encouraging early clinical results Large potential to improve results of cancer immunotherapy – trial continuing Belapectin is a novel galectin-3 inhibitor that targets macrophages (a key driver in cirrhosis) and may improve multiple fibrotic diseases Summary of drug development program

Thank you